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                                                                    EXHIBIT 23.2

             CONSENT OF INDEPENDENT REGISTERED CHARTERED ACCOUNTANTS

We consent to the incorporation by reference in this Registration Statement of QLT Inc. on Form S-8 of our report dated March 5, 2004 appearing in the Annual Report on Form 10-K of QLT Inc. for the year ended December 31, 2003.

/s/ Deloitte & Touche LLP

Vancouver, Canada
November 22, 2004